DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware Emerging Markets Fund
Delaware Focus Global Growth Fund
Delaware Global Value Fund
Delaware International Value Equity Fund
Delaware Macquarie Global Infrastructure Fund
(each a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statement of Additional Information
dated March 28, 2014

The fourth paragraph under “Investment Objectives, Restrictions, and Policies – Nonfundamental Investment Restrictions” in the Funds’ Statement of Additional Information is deleted in its entirety and replaced with the following:

For purposes of a Fund’s concentration policy, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry. In applying a Fund’s policy on concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry): (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.  In addition, in applying its policies on concentration, Delaware Emerging Markets Fund will divide the information technology sector into various sub-categories (e.g., computers, internet, semiconductors, and software).  Delaware Focus Global Growth Fund will divide the information technology sector into various sub-categories (e.g., commercial services, computers, diversified financial services, internet, semiconductors, software, and telecommunications).  Delaware Macquarie Global Infrastructure Fund will divide the industrials sector into various sub-categories (e.g., commercial services, diversified financial services, engineering and construction, gas, investment companies, and transportation industries).

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Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Please keep this supplement for future reference.

This supplement is dated July 11, 2014.